UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. 2)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2))

☐  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Pursuant to Rule 14(a)-12

MANTRA VENTURE GROUP LTD.
(Name of Registrant as Specified in Charter)

Payment of filing fee (check the appropriate box):

☒  No fee required

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

MANTRA VENTURE GROUP LTD.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
August 22, 2017

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders (the “Meeting”) of Mantra Venture Group Ltd. (“we”, “us”, “our” or the “Company”) will be held on Tuesday, August 22, 2017 at 10:00 A.M. (local time) at 300 Crown Oak Centre Drive, Longwood, Florida 32750 for the following purposes:

1.	To approve an amendment to our Articles to authorize the Board of Directors to designate the special rights or restrictions of any preferred class or series of shares.

2.	To approve an amendment to our Articles which will increase the number of authorized Common Shares from 275,000,000 shares to 750,000,000 shares.

3.	To approve an amendment to our Articles to change the name of the Company from Mantra Venture Group Ltd. to Spectrum Global Solutions, Inc.

The Board of Directors recommends that the shareholders vote FOR Proposals 1, 2 and 3.

The Board of Directors has fixed the close of business on May 19, 2017 as the record date for the determination of shareholders entitled to notice of and vote at the Meeting or any adjournments thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed form of proxy card and returning it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meeting if you choose to attend. The enclosed proxy is being solicited by the Board of Directors of the Company. We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement/prospectus, the proxy and any additional information furnished to our company’s shareholders.

To get to the Meeting from the Orlando International Airport, take FL-408 West to FL-434 East in Seminole County. Take exit 94 from I-4 East. Continue on FL-434 East to Crowne Oak Centre Drive.

By Order of the Board of Directors

By:	/s/ Roger Ponder
Name:	Roger Ponder
Title:	Chief Executive Officer

July 18, 2017

MANTRA VENTURE GROUP LTD.
#1562 128th Street

Surrey, British Columbia, Canada, V4A3T7

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
To Be Held August 22, 2017

General

This Proxy Statement sets forth certain information with respect to the accompanying proxy to be used at a Special Meeting of Shareholders (the “Meeting”) of Mantra Venture Group Ltd., or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Meeting of Shareholders. The Meeting will be held at 10:00 A.M. (local time) at 300 Crown Oak Centre Drive, Longwood, Florida. The Board of Directors of the Company (the “Board of Directors”) solicits the proxy and urges you to vote immediately. Unless the context otherwise indicates, reference to “Mantra,” “we,” “us,” “our” or “the Company” means Mantra Venture Group Ltd.

This Proxy Statement, the Notice of Meeting of Shareholders, the accompanying proxy card, are being mailed to shareholders on or about August 22, 2017. Any shareholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Company prior to the date of the Meeting or in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the approval of the Proposed Agreements.

The close of business on May 19, 2017 has been fixed as the record date (the “Record Date”) for determining the shareholders of record entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, there were outstanding and entitled to vote 274,998,800 shares of our common shares, $0.00001 par value per share (the “Common Shares”) and no shares of our preferred shares, $0.00001 par value per share (the “Preferred Shares”).

A proxy is your legal designation of another person to vote the shares you own. If you designate someone as your proxy or proxy holder in a written document, that document is called a proxy or a proxy card. Roger Ponder, our Chief Executive Officer, has been designated as a proxy holder for the Meeting. A proxy properly executed and received by our Secretary prior to the Meeting and not revoked will be voted in accordance with the terms thereof. Any proxy may be revoked by a signed written instrument that is received at our office at any time up to and including the last business day before the Meeting or provided at the Meeting to the chair of the Meeting.

Voting Instructions

Shareholders who do not expect to attend the meeting in person and who are entitled to vote are requested to, complete, properly sign, date and mail the enclosed proxy card or voting instruction or follow the instructions provided by your securities broker.

Quorum

The quorum for transacting business at a shareholder meeting is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies returned without marking a vote will be treated as shares that are present for quorum purposes. Abstentions are included in the determination of the number of shares present at the Meeting for purposes of determining the presence of a quorum. We anticipate that a quorum will be present at the Meeting as Roger Ponder and Keith Hayter, the holders of more than 5% of the issued and outstanding Common Shares, have advised us that they intend to be present and vote all of their Common Shares at the Meeting.

Voting Requirements

Proposal No. 1	To approve an amendment to our Articles to authorize the Board of Directors to designate the special rights or restrictions of any preferred class or series of shares. Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 1 requires the affirmative vote of three-fourths of the votes cast on the matter. Abstentions will have the effect of an AGAINST vote on this proposal.

Proposal No. 2	To amend our Articles to increase the number of authorized Common Shares from 275,000,000 shares to 750,000,000 shares. Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 2 requires the affirmative vote of three-fourths of the votes cast on the matter. Abstentions will have the effect of an AGAINST vote on this proposal.

Proposal No. 3	To approve the proposed name change of the Company from Mantra Venture Group Ltd. to Spectrum Global Solutions, Inc. Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 3 requires the affirmative vote of three-fourths of the votes cast on the matter. Abstentions will have the effect of an AGAINST vote on this proposal.

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PROPOSAL 1

APPROVAL OF AMENDMENT TO THE ARTICLES

The Board of Directors have approved an amendment to the Company's Articles to grant the Board of Directors the authority to designate the special rights or restrictions of any preferred class or series of shares. The proposed grant of authority, if approved by the shareholders, will be effectuated when the Company files a Notice of Alteration with the British Columbia Registrar. Presently, while the Company is authorized to issue a preferred series of shares, the Company’s Articles remain silent with respect to the mechanism by which the special rights or restrictions of such series are to be fixed; the Board of Directors believes that from an operational standpoint, such change will provide the Company with greater flexibility in its fundraising and other business activities.

The proposed grant of authority, if approved by the shareholders, will be effectuated when the Company files a Notice of Alteration with the British Columbia Registrar.

AMENDMENT TO ARTICLES

Section 3 is hereby amended by the addition of the following Section 3.3:

Special rights and restrictions of preferred classes of shares

So long as the Company remains authorized to issue preferred shares (the “Preferred Shares”):

(a)	The directors may from time-to-time issue one or more series of Preferred Shares, each series to consist of such numbers of shares as may before issuance thereof be determined by the directors;

(b)	The directors may by resolution alter the articles of the company (subject as hereinafter provided) to create any series of Preferred Shares and to fix before issuance, the designation, rights, privileges, restrictions and conditions to attach to the Preferred Shares of each series, including, without limiting the generality of the foregoing, the rate, form, entitlement and payment of preferential dividends, the dates and place to payment thereof, the redemption price, terms, procedures and conditions of redemption, if any, voting rights and conversion rights (if any) and any sinking fund, purchase fund or other provisions attaching to the Preferred Shares of such series; and provided, however, that no shares of any series shall be issued until the Company has filed an alteration to the Notice of Articles with the Registrar of Companies, or such designated person in any other jurisdiction in which the Company may be continued;

(c)	If any cumulative dividends or amounts payable on return of capital in respect of a series of shares are not paid in full, the shares of all series shall participate rateably in respect of accumulated dividends and return of capital;

(d)	The Preferred Shares shall be entitled to preference over the common shares of the Company and any other shares of the Company ranking junior to the Preferred Shares with respect to the payment of dividends, if any, and in the distribution of assets in the event of liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding-up its affairs, and may also be given such other preferences over the common shares and any other shares of the Company ranking junior to the Preferred Shares as may be fixed by the resolution of the directors as to the respective series authorized to be issued;

(e)	The Preferred Shares of each series shall rank on a parity with the Preferred Shares of every other series with respect to priority and payment of dividends and in the distribution of assets in the event of liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, exclusive of any conversion rights that may affect the aforesaid;

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(f)	No dividends shall at any time be declared or paid on or set apart for payment on any shares of the Company ranking junior to the Preferred Shares unless all dividends, if any, up to and including the dividend payable for the last completed period for which such dividend shall be payable on each series of the Preferred Shares then issued and outstanding shall have been declared and paid or set apart for payment at the date of such declaration or payment or setting apart for payment on such shares of the Company ranking junior to the Preferred Shares nor shall the Company call for redemption or redeem or purchase for cancellation or reduce or otherwise pay off any of the Preferred Shares (less than the total amount then outstanding) or any shares of the Company ranking junior to the Preferred Shares unless all dividends up to and including the dividend payable on each series of the Preferred Shares then issued and outstanding shall have been declared and paid or set apart for payment at the date of such call for redemption, purchase, reduction or other payment;

(g)	Preferred Shares of any series may be purchased for cancellation or made subject to redemption by the Company out of capital pursuant to the provisions of the Business Corporations Act, if the directors so provide in the resolution of the directors of the Company relating to the issuance of such Preferred Shares, and upon such other terms and conditions as may be specified in the designations, rights, privileges, restrictions and conditions attaching to the Preferred Shares of each such series as set forth in such resolution and the Articles of Amendment of the Company relating to the issuance of such series;

(h)	The holders of the Preferred Shares shall not, as such, be entitled as of right to subscribe for or purchase or receive any part of any issue of shares or bonds, debentures or other securities of the Company now or hereafter authorized; and

(i)	No class of shares may be created or rights and privileges increased to rank in parity or priority with the Preferred Shares with regard to the rights and privileges thereof and without limiting the generality of the foregoing, capital and dividends, without the approval of the holders of the Preferred Shares.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT TO OUR ARTICLES TO GRANT THE BOARD THE AUTHORITY TO DESIGNATE THE SPECIAL RIGHTS OR RESTRICTIONS OF ANY PREFERRED CLASS OR SERIES OF THE COMPANY’S SHARES.

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PROPOSAL 2

APPROVAL OF AMENDMENT TO THE ARTICLES

The Board of Directors have approved an amendment to the Company's Articles to increase the number of Common Shares authorized from 275,000,000 to 750,000,000. The proposed increase, if approved by the shareholders, will be effectuated when the Company files a Notice of Alteration with the British Columbia Registrar.

Increase Authorized Common Shares

On the Record Date, we had no Common Shares that were authorized but unissued and have 27,500,000 Common Shares potentially issuable upon exercise of outstanding warrants. Accordingly, we need to increase our authorized Common Shares to effect any such exercise.

Under the proposed amendment, each of the newly authorized Common Shares will have the same rights and privileges as currently authorized Common Shares. Adoption of the proposed amendment will not affect the rights of the holders of currently outstanding Common Shares of the Company nor will it change the par value of the Common Shares, which will remain $0.00001 par value per share.

Dilution

The issuance of additional shares of Common Stock will decrease the relative percentage of equity ownership of our existing stockholders, thereby diluting the voting power of their Common Stock, and, depending on the price at which additional shares may be issued, could also be dilutive to the earnings per share of our Common Stock.

Potential Anti-Takeover Effect

Although this Proposal 2 is not motivated by anti-takeover concerns and is not considered by the Board of Directors to be an anti-takeover measure, the availability of additional authorized Common Stock could be utilized as such or otherwise have the effect of delaying or preventing a change of control of the Company. In addition to financing purposes, the Company could also issue shares of Common Stock or a series of Preferred Stock that may, depending on the amount of such Common Stock or the terms of such series of Preferred Stock, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy content, or other means.

This Proposal 2 is not in response to any specific effort of which the Company is aware to obtain control of the Company, and the Board of Directors has no present intention to use the additional shares of Common Stock in order to impede a takeover attempt. However, the Board of Directors might, when it is determined to be in the best interest of the stockholders, create voting, including class voting, or other impediments to obtaining control of the Company.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT TO OUR ARTICLES TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES FROM 275,000,000 SHARES TO 750,000,000 SHARES.

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PROPOSAL 3

APPROVAL OF CORPORATE NAME CHANGE TO SPECTRUM GLOBAL SOLUTIONS, INC.

The Board of Directors believes that it is in the best interest of the Company to approve the proposed name change of the Company from Mantra Venture Group Ltd. to Spectrum Global Solutions, Inc. The Board of Directors believes that from a branding and marketing standpoint, the name Spectrum Global Solutions, Inc. will give the Company an advantage when creating sales opportunities.

The proposed name change, if approved by the shareholders, will be effectuated when the Company files a Notice of Alteration with the British Columbia Registrar.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE PROPOSED NAME CHANGE OF THE COMPANY FROM MANTRA VENTURE GROUP LTD. TO SPECTRUM GLOBAL SOLUTIONS, INC.

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Beneficial Ownership of Common Shares

The following table sets forth information with respect to the beneficial ownership of our Common Shares as of May 20, 2017, by:

●	each person known by us to beneficially own more than 5% of the outstanding Common Shares;

●	each of our directors and our director nominee;

●	each of our current executive officers; and

●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”). To our knowledge, except as indicated by footnote the persons named in the table below have sole voting and investment power with respect to all Common Shares shown as beneficially owned by them. Common Shares underlying derivative securities, if any, that currently are exercisable or convertible or are scheduled to become exercisable or convertible for or into Common Shares within 60 days after the date of the table are deemed to be outstanding in calculating the percentage ownership of each listed person or group but are not deemed to be outstanding as to any other person or group. The address of named beneficial owners that are officers and/or directors is: c/o Mantra Venture Group Ltd., 300 Crown Oak Centre Drive, Longwood, FL 32750. Percentage ownership is based on 274,998,900 Common Shares outstanding as of May 20, 2017.

Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership	Percentage of Class
Officers and Directors
Larry Kristof (1)	13,325,987	4.8%
Patrick Dodd (2)	150,000	*
W. Glenn Parker	50,000	*
Keith Hayter	62,125,755	22.6%
Roger Ponder	62,125,755	22.6%

All executive officers and directors as a group (5 Persons)	137,777,497	52.744%

*      Less than 1%

(1)    Mr. Kristof resigned as director of our Company on April 20, 2017. Includes 13,325,987 shares of common stock owned by 0770987 BC Ltd. Larry Kristof, as the President of 0770987 BC Ltd. has investment and voting control over the shares held by this entity.

(2)    Mr. Dodd resigned as director of our Company on April 20, 2017

“Householding” of Proxy Materials and Annual Reports for Record Owners

The SEC rules permit us, with your permission, to deliver a single proxy statement and annual report to any household at which two or more shareholders of record reside at the same address. Each shareholder will continue to receive a separate proxy card. This procedure, known as “householding,” reduces the volume of duplicate information you receive and reduces our expenses. Shareholders of record voting by mail can choose this option by marking the appropriate box on the proxy card included with this Proxy Statement. Shareholders of record voting via telephone or over the Internet can choose this option by following the instructions provided by telephone or over the Internet, as applicable. Once given, a shareholder’s consent will remain in effect until he or she revokes it by notifying our Secretary as described above. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. Shareholders of record who elect to participate in householding may also request a separate copy of future proxy statements and annual reports by contacting the Secretary in writing at Mantra Venture Group Ltd., #1562 128th Street, Surrey, British Columbia, Canada, V4A3T7.

Other Matters

Other than those mentioned the Notice of Meeting, management of the Company knows of no other items of business that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

By Order of the Board of Directors

/s/ Roger Ponder
Name:	Roger Ponder
Title:	Chief Executive Officer and Director

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REVOCABLE PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, being a shareholder of the above named Company, hereby appoints _________________, or, failing that person, ___________________, as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the special meeting of shareholders to be held on the 22nd day of August, 2017 and at any adjournment of that meeting.

Please specify your choices by marking the boxes.  It is important that your shares are represented at this meeting, whether or not you attend the meeting in person.  Therefore, please COMPLETE this proxy card, SIGN it and return it as soon as possible in one of the following ways:

1.	mail your COMPLETED and SIGNED proxy card to Island Stock Transfer at 15500 Roosevelt Boulevard, Suite 301, Clearwater, Florida 33760, Attn: Anna Kotlova;

2.	fax your COMPLETED and SIGNED proxy card to Standard Registrar & Transfer Company, Inc., at (727) 289-0069 with a subject line “Mantra Proxy”; or

3.	scan your COMPLETED and SIGNED proxy card and send the scanned file by email to akotlova@islandstocktransfer.com, with a subject line “Mantra Proxy”.

The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and the proxy statement furnished therewith.

YOUR VOTE IS IMPORTANT. CASTING YOUR VOTE IN THE WAY DESCRIBED ON THIS PROXY CARD VOTES ALL SHARES OF COMMON STOCK OF MANTRA VENTURE GROUP LTD. THAT YOU ARE ENTITLED TO VOTE. FOR SHARES REGISTERED IN YOUR NAME, UNLESS YOU ATTEND THE SPECIAL MEETING IN PERSON, YOUR PROXY MUST BE RECEIVED BY 11:59 P.M. (EASTERN TIME) ON August 18, 2017 IN ORDER FOR YOUR PROXY TO BE COUNTED.

Proposals — The Board of Directors recommends a vote FOR Proposals (1) and (2).

1.	Approval to amend our Articles to authorize the Board of Directors to designate the special rights or restrictions of any preferred class or series of shares.
☐ FOR ☐ AGAINST ☐ ABSTAIN
2.	Approval to amend our Articles to increase the number of authorized Common Shares from 275,000,000 shares to 750,000,000 shares.
☐ FOR ☐ AGAINST ☐ ABSTAIN
3.	Approval of proposed name change of the Company from Mantra Venture Group Ltd. to Spectrum Global Solutions, Inc.
☐ FOR ☐ AGAINST ☐ ABSTAIN

(Please be sure to sign and date the proxy below)

Signed this ____ day of August, 2017.

Name: